UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2009
Patriot Coal Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33466 (Commission File Number)	20-5622045 (I.R.S. Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri (Address of Principal Executive Offices)	63141 (Zip Code)
Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 16, 2009, Patriot Coal Corporation (“Patriot” or the “Company”) entered into an Underwriting Agreement incorporating the Company’s Amended Equity Underwriting Amendment Standard Provisions (together, the “Agreement”) with Morgan Stanley & Co. Incorporated and UBS Securities LLC, as the representatives of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”), for the sale by Patriot of an aggregate of 12,000,000 shares of its common stock, par value $0.01 per share, including associated Series A Junior Participating Preferred Stock purchase rights (the “Common Stock”). Pursuant to the terms of the Agreement, Patriot also granted the Underwriters a 30-day option to purchase up to an additional 1,800,000 shares of Common Stock. The offering for the 12,000,0000 shares of Common Stock was consummated on June 22, 2009 and was made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-157645) (the “Registration Statement”). The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Agreement. The Agreement is filed as Exhibit 1.1 to this Form 8-K, which exhibit is incorporated by reference in its entirety into the Registration Statement. The description of the material terms of the Agreement is qualified in its entirety by reference to such exhibit.
In connection with the offering described above, the Company is also filing Exhibits 5.1 and 23.1 to this Form 8-K, which exhibits are incorporated by reference in their entirety into the Registration Statement.
Item 9.01. Financial Statements and Other Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 16, 2009, among Patriot Coal Corporation, Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named in Schedule II thereto (including the Company’s Amended Equity Underwriting Agreement Standard Provisions)

Exhibit 5.1	Opinion of Davis Polk & Wardwell

Exhibit 23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 22, 2009

PATRIOT COAL CORPORATION
By:	/s/ Mark N. Schroeder
Mark N. Schroeder
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 16, 2009, among Patriot Coal Corporation, Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named in Schedule II thereto (including the Company’s Amended Equity Underwriting Agreement Standard Provisions)

Exhibit 5.1	Opinion of Davis Polk & Wardwell

Exhibit 23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1)